                                                                   Exhibit 10.40

                                 AMENDMENT NO. 1
                                       TO
                          WERNER HOLDING CO. (PA), INC.
                              STOCK INCENTIVE PLAN
                              --------------------


The Werner Holding Co. (PA), Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

1. New, revised EBITDA targets as set forth in Exhibit A for individuals receiving stock option grants after December 1998 shall be as follows:


                        EARNINGS BEFORE INTEREST, TAXES,
                          DEPRECIATION AND AMORTIZATION
                            (IN THOUSANDS OF DOLLARS)


                              (A)               (B)                 (C)
                                                                Cumulative
      Fiscal Year           Minimum           Target              Target
      -----------           -------           ------              ------

         [S]                   [C]            [C]                [C]
         1999                   59,400          66,000                 --
         2000                   67,500          75,000            141,000
         2001                   82,800          92,000            233,000
         2002                   99,000         110,000            343,000
         2003                  108,000         120,000            463,000
         2004                  117,900         131,000            594,000

2. All other provisions of the Plan unchanged hereby shall continue in full force and effect.

Pursuant to Werner Holding Co. (PA), Inc. Board of Directors action dated December 8, 1999.